UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 11, 2005

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 - Other Events

On November 11, 2005, Foster Wheeler issued a press release announcing the expiration of its equity-for-debt exchange offer for up to $150 million of aggregate principal amount of its outstanding Senior Secured Notes due September 2011, Series A. Foster Wheeler also announced its acceptance of certain Senior Notes in connection with the expiration of the Exchange Offer. A copy of this press release is attached hereto as Exhibit 99.1.

 Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 11, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: November 16, 2005	By:	/s/ Brian K. Ferraiolo
		Name:	Brian K. Ferraiolo
		Title:	Vice President & Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 11, 2005